Exhibit 99.2

Investor Contact:	Media Contact:
Mike Avara	Michael Vooss
Horizon Lines	Vooss Hanemann Associates, Inc.
(704) 973-7027	(212) 877-9900
mavara@horizonlines.com	mike@voosshanemann.com

FOR IMMEDIATE RELEASE

HORIZON LINES ANNOUNCES SETTLEMENT OF MERGER LITIGATION

AND AMENDMENT TO MERGER AGREEMENT

CHARLOTTE, NC, February 13, 2015 – Horizon Lines, Inc. (OTCQB: HRZL) (“Horizon” or the “Company”) today announced it has reached an agreement in principle providing for the settlement and dismissal, with prejudice, of the consolidated putative class action complaint pending in the Delaware Court of Chancery (the “Court”) in connection with Horizon’s proposed merger with Matson Navigation, Inc. (“Matson”), a subsidiary of Matson, Inc. (NYSE: MATX) (the “Merger”).

Pursuant to the settlement with plaintiffs, which is subject to Court approval, Horizon agreed to make certain supplemental disclosures to Horizon’s stockholders through a supplement to Horizon’s proxy statement. Further, Horizon agreed to amend the Agreement and Plan of Merger, dated as of November 11, 2014, by and among Horizon, Matson, and Hogan Acquisition Inc., a wholly-owned subsidiary of Matson to reduce the termination fee that may be payable by Horizon to Matson under certain circumstances from $17,149,600 to $9,500,000.

The settlement will not affect the merger consideration to be paid to Horizon’s stockholders in connection with the Merger or the timing of the special meeting of Horizon’s stockholders scheduled for February 25, 2015 at 10:00 a.m., local time, at 601 Lexington Avenue, 50th Floor, New York, New York 10022, to consider and to vote upon a proposal to adopt the Merger Agreement, among other things.

Horizon and its board of directors believe that the claims in the actions are entirely without merit but are entering into this settlement because it will eliminate the risks, costs, and other burdens of litigation. In the event the Court does not approve the settlement, Horizon and its board of directors intend to contest the claims vigorously.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “will,” “would,” “expect,” “estimate,” “schedule,” “anticipate,” “believe,” “intend,” “plan,” “projects,” “likely,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements with Matson or The Pasha Group (“Pasha”); the risk that our stockholders may not approve the proposed transactions; the risk that the necessary regulatory approvals for the merger or the sale of the Hawaii business may not be obtained or may be obtained subject to conditions that are not anticipated; risks that either Matson or Pasha may not have sufficient funds to consummate their respective transactions with us; risks that our business may suffer as a result of uncertainties surrounding the proposed transactions; litigation or other legal proceedings relating to the proposed transactions or our plans; unexpected costs, charges or expenses resulting from the proposed transactions; risks that the actual costs incurred in implementing our plans will exceed our estimates; response by activist shareholders to the proposed transactions; risks related to the disruption of management time from ongoing business operations due to the proposed transactions; the effect of the announcement of the proposed transactions and our plans, including impact on the Company’s relationships with customers, suppliers, regulators, and employees; other risks to the consummation of the transactions, including the risk that the transactions will not be consummated within the expected time period or at all; operational and other complications that may arise affecting the implementation of our plans and business objectives; unfavorable economic conditions in the markets we serve; or changes in laws and regulations.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this press release (including the exhibits hereto) might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, even if experience or future developments make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 22, 2013, as filed with the SEC for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements.

Additional Information and Where to Find It

In connection with the Merger, the Company filed a proxy statement with the Securities and Exchange Commission (the “SEC”) and mail it to its stockholders. Stockholders of the Company are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about the Company, Matson, the proposed Merger and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The proxy statement and other relevant materials relating to the proposed Merger, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.horizonlines.com) or by writing to the Company’s Secretary at 2550 West Tyvola Road, Coliseum 3, Suite 530, Charlotte, NC 28217.

Participants in the Solicitation

This report is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of the Company. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on January 28, 2015, the Annual Report on Form 10-K for the fiscal year ended December 22, 2013. Additional information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

About Horizon Lines

Horizon Lines, Inc. is one of the nation’s leading domestic ocean shipping companies and the only ocean cargo carrier serving the noncontiguous domestic markets of Alaska and Hawaii from the continental United States. The company owns a fleet of 11 fully Jones Act qualified vessels and operates five port terminals in Alaska, Hawaii and Puerto Rico. A trusted partner for many of the nation’s leading retailers, manufacturers and U.S. government agencies, Horizon Lines, Inc. provides reliable transportation services that leverage its unique combination of ocean transportation and inland distribution capabilities to deliver goods that are vital to the prosperity of the markets it serves. The company is based in Charlotte, NC, and its stock trades on the over-the-counter market under the symbol HRZL.